UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant ☒                            Filed by a Party other than the registrant ☐

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☐	Preliminary proxy statement

☐	Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material under § 14a-12

AUTODESK, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AUTODESK, INC.	Stockholder Meeting to be held on 06/12/08
** IMPORTANT NOTICE **	Proxy Material Available

Regarding the Availability of Proxy Material	• Notice and Proxy Statement
You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.	• Annual Report to Stockholders

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 05/29/08.

HOW TO VIEW MATERIAL VIA THE INTERNET
Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL
	1) BY INTERNET	- www.proxyvote.com
	2) BY TELEPHONE	- 1-800-579-1639
	3) BY E-MAIL*	- sendmaterial@proxyvote.com
*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information	How To Vote
Meeting Type: Annual	Vote In Person
Meeting Date: 06/12/08 Meeting Time: 2:00 P.M. PDT For holders as of: 04/14/08 Meeting Location: Autodesk, Inc. 111 McInnis Pkwy. San Rafael, CA 94903

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.

Voting items

A	Election of Directors

1.	The Board of Directors recommends a vote FOR the listed nominees.

1a - Carol A. Bartz
		B	Issues
	1b - Carl Bass	The Board of Directors recommends a vote FOR Item 2 and a vote FOR Item 3.

	1c - Mark A. Bertelsen	Please read the resolution in full in the accompanying proxy materials.

	1d - Crawford W. Beveridge 1e - J. Hallam Dawson	2.	Proposal to ratify the appointment of Ernst & Young LLP as Autodesk’s independent registered public accounting firm for the fiscal year ending January 31, 2009.

	1f - Per-Kristian Halvorsen	3.	Proposal to approve amendments to the 2000 Directors’ Option Plan.

1g - Sean M. Maloney

1h - Elizabeth A. Nelson

1i - Charles J. Robel

1j - Steven M. West
Voting Instructions